UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     January 27, 2014

TX HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Georgia	000-32335	58-2558702

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12080 Virginia Blvd., Ashland, Kentucky 41102
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (606) 928-1131

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition

On January 27, 2014, TX Holdings, Inc., a Delaware corporation (the “Company”), announced its financial results for the quarter ended December 31, 2013.  A copy of the Company’s press release announcing these financial results and other information regarding its financial condition is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such a filing.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(c)           Exhibits.

99.1	TX Holdings, Inc., Press Release, dated January 27, 2014, furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TX HOLDINGS, INC.

Date: January 27, 2014	By:	/s/ William Shrewsbury
Chief Executive Officer and Chairman

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